Fees Summary	Aug. 26, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	5,033.36
Total Transaction Valuation	32,876,262.00
Total Offset Amount	3,675.82
Net Fee	$ 1,357.54